UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2023

Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 16, 2023, the Board of Directors (the "Board") of Editas Medicine, Inc. (the "Company") approved the Amended and Restated Severance Benefits Plan (the "Amended Plan"). The Amended Plan provides severance benefits to certain of the Company's executives, including its named executive officers, and other employees designated by the Board or an authorized committee thereof, in the event of certain termination events specified in the Amended Plan. Terms capitalized and not defined herein shall have the respective meanings given to them in the Amended Plan.

The principal changes made by the Amended Plan are as follows:

•The definition of a Change in Control Termination was amended to extend the period during which a termination of the Covered Employee's employment by the Company without Cause or by the Covered Employee for Good Reason would constitute a Change in Control Termination to include the period beginning three months prior to a Change in Control.

•The definition of a Non-Change in Control Termination was amended to (i) include a termination of the Covered Employee’s employment by the Covered Employee for Good Reason and (ii) revise the period during which a termination of the Covered Employee’s employment by the Company without Cause or by the Covered Employee for Good Reason would constitute a Non-Change in Control Termination to require that it occur more than three months prior to a Change in Control.

•The severance benefits provided to the Chief Executive Officer in the event of a Change in Control Termination were amended to (i) extend the period during which he or she is entitled to continue receiving his or her base salary to 18 months following the date of termination, and (ii) extend the period during which the Company makes contributions to the cost of health care continuation under the Consolidated Omnibus Budget Reconciliation Act to 18 months following the date of termination.

The foregoing summary of the Amended Plan is qualified in its entirety by reference to the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(4)Exhibits

Exhibit No.	Description
10.1	Amended and Restated Severance Benefits Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date:	November 22, 2023	By:	/s/ Gilmore O’Neill
Gilmore O’Neill President and Chief Executive Officer